Exhibit 10.31

XPLORE TECHNOLOGIES CORP.

2009 STOCK INCENTIVE PLAN

(Adopted by the Board of Directors on July 28, 2009)

i

(ff)	“Restricted Stock Unit”	5
(gg)	“Restricted Stock Unit Agreement”	5
(hh)	“SAR”	6
(ii)	“SAR Agreement”	6
(jj)	“Service”	6
(kk)	“Share”	6
(ll)	“Stock”	6
(mm)	“Stock Option Agreement”	6
(nn)	“Subsidiary”	6
SECTION 3.	ADMINISTRATION	6
(a)	Committee Composition	6
(b)	Committee for Non-Officer Grants	6
(c)	Committee Responsibilities	7
SECTION 4.	ELIGIBILITY	8
(a)	General Rule	8
(b)	Ten-Percent Stockholders	8
(c)	Attribution Rules	8
(d)	Outstanding Stock	9
SECTION 5.	STOCK SUBJECT TO PLAN	9
(a)	Basic Limitation	9
(b)	Award Limitation	9
(c)	Additional Shares	9
SECTION 6.	TERMS AND CONDITIONS OF OPTIONS	9
(a)	Stock Option Agreement	9
(b)	Number of Shares	10
(c)	Exercise Price	10
(d)	Withholding Taxes	10
(e)	Exercisability and Term	10
(f)	Exercise of Options	10
(g)	Effect of Change of Control	10
(h)	No Rights as a Stockholder	11
(i)	Restrictions on Transfer of Shares	11
(j)	Buyout Provisions	11
SECTION 7.	RESTRICTED SHARES	11
(a)	Restricted Share Agreement	11
(b)	Payment for Awards	11
(c)	Vesting	11

(d)	Voting and Dividend Rights	11
(e)	Restrictions on Transfer of Shares	12
SECTION 8.	PAYMENT FOR SHARES	12
(a)	General Rule	12
(b)	Surrender of Stock	12
(c)	Services Rendered	12
(d)	Cashless Exercise	12
(e)	Exercise/Pledge	12
(f)	Promissory Note	12
(g)	Other Forms of Payment	12
(h)	Limitations under Applicable Law	13
SECTION 9.	STOCK APPRECIATION RIGHTS	13
(a)	SAR Agreement	13
(b)	Number of Shares	13
(c)	Exercise Price	13
(d)	Exercisability and Term	13
(e)	Effect of Change of Control	13
(f)	Exercise of SARs	13
(g)	Modification or Assumption of SARs	13
(h)	Buyout Provisions	14
SECTION 10.	RESTRICTED STOCK UNITS	14
(a)	Restricted Stock Unit Agreement	14
(b)	Payment for Awards	14
(c)	Vesting Conditions	14
(d)	Voting and Dividend Rights	14
(e)	Form and Time of Settlement of Restricted Stock Units	14
(f)	Death of Recipient	15
(g)	Creditors’ Rights	15
SECTION 11.	ADJUSTMENT OF SHARES; CORPORATE TRANSACTIONS	15
(a)	Adjustments	15
(b)	Dissolution or Liquidation	15
(c)	Corporate Transactions	16
(d)	Reservation of Rights	17
SECTION 12.	AWARDS UNDER OTHER PLANS	17
SECTION 13.	LEGAL AND REGULATORY REQUIREMENTS	17
SECTION 14.	WITHHOLDING TAXES	17
(a)	General	17

(b)	Share Withholding	18
SECTION 15.	TRANSFERABILITY OF AWARDS	18
SECTION 16.	NO EMPLOYMENT RIGHTS	18
SECTION 17.	APPLICABLE LAW	18
SECTION 18.	DURATION AND AMENDMENTS	18
(a)	Term of the Plan	18
(b)	Right to Amend or Terminate the Plan	18
(c)	Effect of Termination	19
SECTION 19.	EXECUTION	20

XPLORE TECHNOLOGIES CORP.

2009 STOCK INCENTIVE PLAN

SECTION 1.         ESTABLISHMENT AND PURPOSE.

The Plan was adopted by the Board of Directors on July 28, 2009, and shall be effective retroactively to June 10, 2009. The purpose of the Plan is to promote the long-term success of the Corporation and the creation of stockholder value by (a) encouraging Employees, Directors and Consultants to focus on strategic long-range objectives, (b) encouraging the attraction and retention of Employees, Directors and Consultants with exceptional qualifications and (c) aligning the interests of Employees, Directors and Consultants with those of stockholders through increased stock ownership and equity based compensation.  The Plan seeks to achieve this purpose by providing for Awards in the form of Options (which may constitute ISOs or NSOs), Restricted Shares, Restricted Stock Units, and SARs.

SECTION 2.         DEFINITIONS.

(a)          “Affiliate” shall mean any Person that directly or indirectly controls, is controlled by, or is under common control with the Corporation.

(b)          “Award” shall mean any award of an Option, Restricted Shares, Restricted Stock Units, or a SAR under the Plan.

(c)           “Board of Directors” shall mean the Board of Directors of the Corporation, as constituted from time to time.

(d)          “Business Combination” shall mean a merger or consolidation involving the Corporation.

(e)           “Change of Control” shall mean the occurrence of any of the following events:

(i)            Upon consummation of a Business Combination unless, following such Business Combination,

(A)          all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock (or common equity) and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation or other entity resulting from such Business Combination (including a corporation or other entity which as a result of such transaction owns the Corporation either directly or through one or more subsidiaries),

(B)           no Person (excluding any corporation or other entity resulting from such Business Combination or any employee benefit plan (or related trust) sponsored or maintained by the Corporation or a Subsidiary or such other corporation or other entity resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of common stock (or common equity) of the corporation or other entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation or other entity except to the extent that such ownership is based on the beneficial ownership, directly or indirectly, of Outstanding Common Stock or Outstanding Voting Securities immediately prior to the Business Combination, and

(C)           at least a majority of the members of the board of directors (or similar governing body) of the corporation or other entity resulting from such Business Combination were members of the Board of Directors at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination; or

(ii)           Upon the consummation of the sale, lease or exchange of all or substantially all of the assets of the Corporation; or

(iii)          On the date that individuals who constitute the Incumbent Board cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual who becomes a member of the Board of Directors on or subsequent to the day immediately following the Effective Date whose election, or nomination for election by the Corporation’s stockholders, was approved by a vote of at least a majority of the members of the Board of Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for purposes of this proviso, any such individual whose appointment to the Board of Directors occurs as a result of an actual or threatened election contest with respect to the election or removal of a member or members of the Board of Directors, an actual or threatened solicitation of proxies or consents or any other actual or threatened action by, or on behalf of, any Person other than the Incumbent Board; or

(iv)          Upon the acquisition on or after the date of the Effective Date by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either:

(A)          the then Outstanding Common Stock, or

(B)           the combined voting power of the Outstanding Voting Securities;

provided, however, that the following acquisitions shall not be deemed to be covered by this subparagraph (iv):

(x)            any acquisition of Outstanding Common Stock or Outstanding Voting Securities by or at the direction of the Corporation or any Subsidiary,

(y)           any acquisition of Outstanding Common Stock or Outstanding Voting Securities by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Subsidiary, or

(z)            any acquisition of Outstanding Common Stock or Outstanding Voting Securities by any Person pursuant to a transaction which complies with clauses (A), (B) and (C) of Section 2(e)(i) of this Plan; or

(v)           Upon the approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

For avoidance of doubt, a Change of Control does not occur solely because a Person beneficially owns, directly or indirectly, 30% or more of Outstanding Common Stock or Outstanding Voting Securities as of the Effective Date.

(f)            “Code” shall mean the Internal Revenue Code of 1986, as amended.

(g)          “Committee” shall mean the Compensation Committee as designated by the Board of Directors, which is authorized to administer the Plan, as described in Section 3 hereof.

(h)          “Consultant” shall mean a consultant or advisor who provides bona fide services to the Corporation, a Parent, a Subsidiary or an Affiliate as an independent contractor (not including service as a member of the Board of Directors) or a member of the board of directors of a Parent or a Subsidiary, in each case who is not an Employee.

(i)           “Corporate Transaction” shall mean an event that constitutes a “Change of Control” pursuant to subsection (i), subsection (ii) or subsection (iv) of Section 2(e); provided, however, that solely for purposes of this definition, the words “30% or more” in subsection (iv) of Section 2(e) shall be replaced with the words “more than 50%”.

(j)            “Corporation” shall mean Xplore Technologies Corp., a Delaware corporation.

(k)          “Director” shall mean a member of the Board of Directors.

(l)           “Effective Date” shall mean June 10, 2009, provided that the Plan is approved by the Corporation’s stockholders at any time within twelve months after such date.  Upon approval of the Plan by the stockholders of the Corporation, all Awards granted on or after the Effective Date shall be fully effective as if such stockholders had approved the Plan on the Effective Date.  If the stockholders of the Corporation do not approve the Plan within twelve months after the Effective Date, any Awards granted shall be null and void and of no effect.

(m)          “Employee” shall mean any individual who is a common-law employee of the Corporation, a Parent, a Subsidiary or an Affiliate.

(n)          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(o)          “Exercise Price” shall mean (a) in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement (or the addendum thereto), and (b) in the case of a SAR, an amount, as specified in the applicable SAR Agreement (or the addendum thereto), which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR.

(p)          “Fair Market Value” with respect to a Share, shall mean the market price of one Share, determined by the Committee or the Board of Directors as follows:

(i)            If the Stock is listed on the New York Stock Exchange, Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market or another national securities exchange and sales prices are regularly reported for the Stock, then the Fair Market Value shall be equal to the closing selling price as quoted on such exchange (or the exchange with the greatest volume of trading in the Common Stock) on such date, or if such date is not a trading day, on the most recent trading day immediately prior to such date;

(ii)           If closing selling prices are not regularly reported for the Stock as described in clause (i), but bid and asked prices for the Common Stock are regularly reported on the OTC Bulletin Board or another regulated quotation service, then the Fair Market Value shall be the arithmetic mean between the closing or last bid and asked prices for the Common Stock on such date, or if such date is not a trading day or there are no bid and asked prices for such date, on the most recent trading day immediately prior to such date on which bid and asked prices are available; or

(iii)          If the foregoing provisions are not applicable, then the Fair Market Value shall be determined by the Committee or the Board of Directors in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee or the Board of Directors shall be conclusive and binding on all persons.

(q)          “Incumbent Board” shall mean the individuals who constitute the Board of Directors as of 11:59 p.m. (Central) on the Effective Date.

(r)           “ISO” shall mean an employee incentive stock option described in Section 422 of the Code.

(s)           “Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an ISO.

(t)           “Offeree” shall mean an individual to whom the Committee or the Board of Directors has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(u)          “Option” shall mean an ISO or NSO granted under the Plan and entitling the holder to purchase Shares.

(v)           “Optionee” shall mean an individual or estate who holds an Option or SAR.

(w)          “Outstanding Common Stock” shall mean the outstanding shares of Stock.

(x)           “Outstanding Voting Securities” shall mean the outstanding voting securities of the Corporation entitled to vote generally in the election of members of the Board of Directors.

(y)           “Parent” shall mean any corporation or other entity (other than the Corporation) in an unbroken chain of corporations or other entities ending with the Corporation, if each of the corporations or other entities other than the Corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation or other entity that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

(z)           “Participant” shall mean an individual or estate who holds an Award.

(aa)        “Person” shall mean any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).

(bb)        “Plan” shall mean this Xplore Technologies Corp. 2009 Stock Incentive Plan, as amended from time to time.

(cc)         “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee or the Board of Directors.

(dd)        “Restricted Share” shall mean a Share awarded under the Plan and subject to the terms, conditions and restrictions set forth in a Restricted Share Agreement.

(ee)         “Restricted Share Agreement” shall mean the agreement between the Corporation and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Shares.

(ff)           “Restricted Stock Unit” shall mean a bookkeeping entry representing the Corporation’s obligation to deliver one Share (or distribute cash) on a future date in accordance with the provisions of a Restricted Stock Unit Agreement.

(gg)        “Restricted Stock Unit Agreement” shall mean the agreement between the Corporation and the recipient of a Restricted Stock Unit that contains the terms, conditions and restrictions pertaining to such Restricted Stock Unit.

(hh)        “SAR” shall mean a stock appreciation right granted under the Plan.

(ii)          “SAR Agreement” shall mean the agreement between the Corporation and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.

(jj)           “Service” shall mean service as an Employee, Consultant or Director, subject to such further limitations as may be set forth in the Plan or the applicable Stock Option Agreement, Restricted Share Agreement, Restricted Stock Unit Agreement or SAR Agreement.  Service does not terminate when an Employee goes on a bona fide leave of absence that was approved by the Corporation in writing if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law.  However, for purposes of determining whether an Option is has ISO status, an Employee’s employment will be treated as terminating 90 days after such Employee went on leave unless such Employee’s right to return to active work is guaranteed by law or by a contract.  Service terminates in any event when the approved leave ends unless such Employee immediately returns to active work.  The Corporation shall be entitled to determine in its sole discretion which leaves of absence count toward Service and when Service terminates for all purposes under the Plan.

(kk)        “Share” shall mean one share of Stock.

(ll)          “Stock” shall mean the common stock of the Corporation, par value $0.001 per share.

(mm)       “Stock Option Agreement” shall mean the agreement between the Corporation and an Optionee that contains the terms, conditions and restrictions pertaining to such Option.

(nn)        “Subsidiary” shall mean any corporation or other entity if the Corporation or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock (or equity) of such corporation or other entity. A corporation or other entity that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

SECTION 3.                            ADMINISTRATION.

(a)          Committee Composition. The Plan shall be administered by the Board of Directors or a Committee appointed by the Board of Directors.  The Committee shall consist of two or more members of the Board of Directors.  In addition, to the extent required by the Board of Directors, the composition of the Committee shall satisfy (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

(b)          Committee for Non-Officer Grants.  The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more members of the Board of Directors who need not satisfy the requirements of Section 3(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the

Corporation under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such grants.  Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence.

To the extent permitted by applicable laws, the Board of Directors may also authorize one or more officers of the Corporation to designate Employees, other than persons subject to Section 16 of the Exchange Act, to receive Awards and to determine the number of such Awards to be received by such Employees; provided, however, that the Board of Directors shall specify the aggregate limit (i.e., the number of Shares underlying all such Awards) and the individual limit (i.e., the number of Shares underlying any individual Award so granted) that such officer or officers may so award in any calendar year.

(c)           Committee Responsibilities.  Subject to the provisions of the Plan, the Committee or Board of Directors shall have full authority and discretion to take the following actions:

(i)            To interpret the Plan and to apply its provisions;

(ii)           To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii)          To adopt, amend or terminate sub-plans established for the purpose of satisfying applicable foreign laws, including qualifying for preferred tax treatment under applicable foreign tax laws;

(iv)          To authorize any person to execute, on behalf of the Corporation, any instrument required to carry out the purposes of the Plan;

(v)           To determine when Awards are to be granted under the Plan;

(vi)          To select the Offerees and Optionees;

(vii)         To determine the number of Shares to be made subject to each Award;

(viii)        To prescribe the terms and conditions of each Award, including the Exercise Price, the Purchase Price, the performance criteria, the performance period, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as a NSO, and to specify the provisions of the agreement relating to such Award;

(ix)           To amend any outstanding Award agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant’s rights or obligations would be materially impaired;

(x)            To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;

(xi)           To determine the disposition of each Award or other right under the Plan in the event of a Participant’s divorce or dissolution of marriage;

(xii)          To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

(xiii)         To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award agreement;

(xiv)        To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; and

(xv)         To take any other actions deemed necessary or advisable for the administration of the Plan.

Notwithstanding the authority granted under this provision, to the extent an Award is intended to qualify for the exemption under Section 162(m)(4)(C) of the Code, as determined by the Committee or Board of Directors, only a Committee that satisfies the requirements of Treasury Regulations Section 1.162-27(e)(3) shall (i) make such Award, and (ii) if such Award requires the attainment of a performance goal as condition to the making, vesting or settlement of the Award, set the applicable performance goal and certify the extent to which it is attained.

Subject to the requirements of applicable law, the Committee or Board of Directors may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee or Board of Directors may not delegate its authority with regard to the selection for participation of or the granting of Awards under the Plan to persons subject to Section 16 of the Exchange Act.  All decisions, interpretations and other actions of the Committee or Board of Directors shall be final and binding on all Participants, and all persons deriving their rights from a Participant.  No member of the Committee or Board of Directors shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan or any Award.

SECTION 4.                            ELIGIBILITY.

(a)          General Rule. Only Employees shall be eligible for the grant of ISOs. Only Employees, Consultants and Directors shall be eligible for the grant of NSOs, Restricted Shares, Restricted Stock Units or SARs.

(b)          Ten-Percent Stockholders. An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Corporation, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.

(c)           Attribution Rules. For purposes of Section 4(b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries.

(d)          Outstanding Stock. For purposes of Section 4(b) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant but shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5.                            STOCK SUBJECT TO PLAN.

(a)          Basic Limitation.  Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares.  The aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed 19,400,000 Shares.  The limitation of this Section 5(a) shall be subject to adjustment pursuant to Section 11.  The number of Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan.  The Corporation, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b)          Award Limitation.  Subject to the provisions of Section 11, no Participant may receive Awards under the Plan in any calendar year that relate to more than 8,000,000 Shares.

(c)           Additional Shares.  If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Shares or Restricted Stock Units, is forfeited to or repurchased by the Corporation due to failure to vest, the unpurchased Shares (or for Awards other than Options or SARs the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated).  With respect to SARs, only Shares actually issued pursuant to a SAR will cease to be available under the Plan; all remaining Shares under SARs will remain available for future grant or sale under the Plan (unless the Plan has terminated).  Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Shares or Restricted Stock Units are repurchased by the Corporation or are forfeited to the Corporation, such Shares will become available for future grant under the Plan.  Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan.  To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

SECTION 6.                            TERMS AND CONDITIONS OF OPTIONS.

(a)          Stock Option Agreement.  Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Corporation.  Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee or Board of Directors deems appropriate for inclusion in a Stock Option Agreement.  The Stock Option Agreement shall specify whether the Option is an ISO or an NSO.  The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.  Options may be granted in consideration of a reduction in the Optionee’s other compensation.

(b)          Number of Shares.  Each Stock Option Agreement shall specify the number of Shares that are subject to the Option (subject to adjustment in accordance with Section 11).

(c)           Exercise Price.  Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b).  Subject to the foregoing in this Section 6(c), the Exercise Price under any Option shall be determined by the Committee or Board of Directors at their discretion.  The Exercise Price shall be payable in one of the forms described in Section 8.

(d)          Withholding Taxes.  As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Corporation may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise.  The Optionee shall also make such arrangements as the Corporation may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(e)           Exercisability and Term.  Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable.  The Stock Option Agreement shall also specify the term of the Option; provided, however, that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for Employees described in Section 4(b)).  A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited.  Subject to the foregoing in this Section 6(e), the Committee or Board of Directors at their discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

(f)            Exercise of Options.  Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service with the Corporation and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee’s estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the discretion of the Committee or Board of Directors, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

(g)          Effect of Change of Control.  The Committee or Board of Directors may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option upon a Change of Control.

(h)          No Rights as a Stockholder.  An Optionee, or a permitted transferee of an Optionee, shall have no rights as a stockholder of the Corporation with respect to any Shares covered by the Option until the date of the issuance of the Shares underlying the Option upon a valid exercise thereof.

(i)           Restrictions on Transfer of Shares.  Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee or Board of Directors may determine.  Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

(j)            Buyout Provisions.  The Committee or Board of Directors may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee or Board of Directors shall establish.

SECTION 7.                            RESTRICTED SHARES.

(a)          Restricted Share Agreement.  Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Share Agreement between the recipient and the Corporation.  Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The provisions of the various Restricted Share Agreements entered into under the Plan need not be identical.  Restricted Shares may be granted in consideration of a reduction in the recipient’s other compensation.

(b)          Payment for Awards.  Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee or Board of Directors may determine, including cash, cash equivalents, full-recourse promissory notes, past services and future services.

(c)           Vesting.  Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Share Agreement.  A Restricted Share Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events.  The Committee or Board of Directors may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested upon a Change of Control.  Except as may be set forth in a Restricted Share Agreement, vesting of the Restricted Shares shall cease on the termination of the Participant’s Service.

(d)          Voting and Dividend Rights.  The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Corporation’s other stockholders.  A Restricted Share Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares.  Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

(e)           Restrictions on Transfer of Shares.  Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Committee or Board of Directors may determine. Such restrictions shall be set forth in the applicable Restricted Share Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 8.                            PAYMENT FOR SHARES.

(a)          General Rule.  The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(g) below.

(b)          Surrender of Stock.  To the extent that a Stock Option Agreement so provides, payment may be made in entirety or in part by surrendering, or attesting to the ownership of, Shares which are then owned by the Optionee or his representative.  Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.  The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Corporation to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

(c)           Services Rendered.  At the discretion of the Committee or Board of Directors, Shares may be awarded under the Plan in consideration of services rendered to the Corporation or a Subsidiary prior to the award.  If Shares are awarded without the payment of a Purchase Price in cash, the Committee or Board of Directors shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 7(b).

(d)          Cashless Exercise.  To the extent that a Stock Option Agreement so provides, payment may be made in its entirety or in part by delivery (on a form prescribed by the Corporation) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Corporation in payment of the aggregate Exercise Price.

(e)           Exercise/Pledge.  To the extent that a Stock Option Agreement so provides, payment may be made in its entirety or in part by delivery (on a form prescribed by the Corporation) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Corporation in payment of the aggregate Exercise Price.

(f)            Promissory Note.  To the extent that a Stock Option Agreement or Restricted Share Agreement so provides, payment may be made in its entirety or in part by delivering (on a form prescribed by the Corporation) a full-recourse promissory note.

(g)          Other Forms of Payment.  To the extent that a Stock Option Agreement or Restricted Share Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

(h)          Limitations under Applicable Law.  Notwithstanding anything herein or in a Stock Option Agreement or Restricted Share Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee or Board of Directors in their discretion.

SECTION 9.                            STOCK APPRECIATION RIGHTS.

(a)          SAR Agreement.  Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Corporation.  Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The provisions of the various SAR Agreements entered into under the Plan need not be identical.  SARs may be granted in consideration of a reduction in the Optionee’s other compensation.

(b)          Number of Shares.  Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 11.

(c)           Exercise Price.  Each SAR Agreement shall specify the Exercise Price, which shall not be less than 100% of the Fair Market Value of a Share on the date of grant.  A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

(d)          Exercisability and Term.  Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable.  The SAR Agreement shall also specify the term of the SAR.  A SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events.  Except as may be set forth in a SAR Agreement, vesting of the SAR shall cease on the termination of the Participant’s Service.  SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change of Control.

(e)           Effect of Change of Control.  The Committee or Board of Directors may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Shares subject to such SAR upon a Change of Control.

(f)            Exercise of SARs.  Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Corporation (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee or Board of Directors shall determine.  The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

(g)          Modification or Assumption of SARs.  Within the limitations of the Plan, the Committee or Board of Directors may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Corporation or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price.  The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, materially impair his or her rights or increase his or her obligations under such SAR.

(h)          Buyout Provisions.  The Committee or Board of Directors may at any time (a) offer to buy out for a payment in cash or cash equivalents a SAR previously granted, or (b) authorize an Optionee to elect to cash out a SAR previously granted, in either case at such time and based upon such terms and conditions as the Committee or Board of Directors shall establish.

SECTION 10.                     RESTRICTED STOCK UNITS.

(a)          Restricted Stock Unit Agreement.  Each grant of Restricted Stock Units under the Plan shall be evidenced by a Restricted Stock Unit Agreement between the recipient and the Corporation.  Such Restricted Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The provisions of the various Restricted Stock Unit Agreements entered into under the Plan need not be identical. Restricted Stock Units may be granted in consideration of a reduction in the recipient’s other compensation.

(b)          Payment for Awards. To the extent that an Award is granted in the form of Restricted Stock Units, no cash consideration shall be required of the Award recipients.

(c)           Vesting Conditions.  Each Award of Restricted Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Unit Agreement.  A Restricted Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events.  The Committee or Board of Directors may determine, at the time of granting Restricted Stock Units or thereafter, that all or part of such Restricted Stock Units shall become vested in the event that a Change of Control occurs with respect to the Corporation.

(d)          Voting and Dividend Rights.  The holders of Restricted Stock Units shall have no voting rights.  Prior to settlement or forfeiture, any Restricted Stock Unit awarded under the Plan may, at the discretion of the Committee or Board of Directors, carry with it a right to dividend equivalents.  Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share for each Restricted Stock Unit that is outstanding.  Dividend equivalents may be converted into additional Restricted Stock Units.  Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both.  Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including, without limitation, any forfeiture conditions) as the Restricted Stock Units to which they attach.

(e)           Form and Time of Settlement of Restricted Stock Units.  Settlement of vested Restricted Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee or Board of Directors.  The actual number of Restricted

Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors.  Methods of converting Restricted Stock Units into cash may include, without limitation, a method based on the average Fair Market Value of Shares over a series of trading days.  A Restricted Stock Unit Agreement may provide that vested Restricted Stock Units may be settled in a lump sum or in installments.  A Restricted Stock Unit Agreement may provide that the distribution may occur or commence when all vesting conditions applicable to the Restricted Stock Units have been satisfied or have lapsed, or it may be deferred to any later date.  The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents.  Until an Award of Restricted Stock Units is settled, the number of such Restricted Stock Units shall be subject to adjustment pursuant to Section 11.

(f)            Death of Recipient.  Any Restricted Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries.  Each recipient of Restricted Stock Units under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Corporation.  A beneficiary designation may be changed by filing the prescribed form with the Corporation at any time before the Award recipient’s death.  If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Restricted Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s estate.

(g)          Creditors’ Rights.  A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Corporation.  Restricted Stock Units represent an unfunded and unsecured obligation of the Corporation, subject to the terms and conditions of the applicable Restricted Stock Unit Agreement.

SECTION 11.                     ADJUSTMENT OF SHARES; CORPORATE TRANSACTIONS.

(a)          Adjustments.  In the event that there occurs a dividend or other distribution of Shares, a dividend in the form of cash or other property that materially affects the Fair Market Value of the Shares, a stock split, a reverse stock split, a split-up, a split-off, a spin-off, a combination or subdivision of Shares or other securities of the Corporation, an exchange of Shares for other securities of the Corporation, or a similar transaction or event that materially affects the Fair Market Value of the Shares, the Committee or Board of Directors, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall make appropriate adjustments in:

(i)            The numerical limitations set forth in Sections 5(a) and (b);

(ii)           The number of Shares covered by all outstanding Awards; and

(iii)          The Exercise Price under each outstanding Option and SAR.

(b)          Dissolution or Liquidation.  To the extent not previously exercised or settled, all outstanding Awards shall terminate immediately prior to the dissolution or liquidation of the Corporation.

(c)           Corporate Transactions.  In the event of a Corporate Transaction, subject to any vesting acceleration provisions in an Award agreement, outstanding Awards shall be treated in the manner provided in the agreement relating to the Corporate Transaction (including as the same may be amended).  Such agreement shall not be required to treat all Awards or individual types of Awards similarly in the Corporate Transaction; provided, however, that such agreement shall provide for one of the following with respect to all outstanding Awards (as applicable):

(i)            The continuation of the outstanding Award by the Corporation, if the Corporation is a surviving corporation;

(ii)           The assumption of the outstanding Award by the surviving corporation or its parent or subsidiary;

(iii)          The substitution by the surviving corporation or its parent or subsidiary of its own award for the outstanding Award;

(iv)          Full exercisability or vesting and accelerated expiration of the outstanding Award, followed by the cancellation of such Award;

(v)           The cancellation of an outstanding Option or SAR and a payment to the Optionee equal to the excess of (i) the Fair Market Value of the Shares subject to such Option or SAR (whether or not such Option or SARs is then exercisable or such Shares are then vested) as of the closing date of such Corporate Transaction over (ii) its aggregate Exercise Price.  Such payment may be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount.  Such payment may be made in installments and may be deferred until the date or dates when such Option or SAR would have become exercisable or such Shares would have vested.  Such payment may be subject to vesting based on the Optionee’s continuing Service, provided that the vesting schedule shall not be less favorable to the Optionee than the schedule under which such Option or SAR would have become exercisable or such Shares would have vested (including any vesting acceleration provisions).  If the Exercise Price of the Shares subject to any Option or SAR exceeds the Fair Market Value of the Shares subject thereto, then such Option or SAR may be cancelled without making a payment to the Optionee with respect thereto.  For purposes of this Subsection (v), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply in connection with such security; or

(vi)          The cancellation of an outstanding Restricted Stock Unit and a payment to the Participant equal to the Fair Market Value of the Shares subject to such Restricted Stock Unit (whether or not such Restricted Stock Unit is then vested) as of the closing date of such Corporate Transaction.  Such payment may be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount.  Such payment may be made in installments and may be deferred until the date or dates when such Restricted Stock Unit would have vested.  Such payment may be subject to vesting based on the Participant’s continuing

Service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which such Restricted Stock Unit would have vested (including any vesting acceleration provisions).  For purposes of this Subsection (vi), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply in connection with such security.

(d)          Reservation of Rights. Except as provided in Section 11, a Participant shall have no rights by reason of the occurrence of (or relating to) any Corporate Transaction, any transaction described in Section 11(a), or any transaction that results in an increase or decrease in the number of shares of stock of any class of the Corporation.  Any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, Awards. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Corporation to effect any Corporate Transaction, any transaction described in Section 11(a), any dissolution or liquidation of the Corporation or any transaction that results in an increase or decrease in the number of shares of stock of any class of the Corporation.

SECTION 12.                     AWARDS UNDER OTHER PLANS.

The Corporation may grant awards under other plans or programs.  Such awards may be settled in the form of Shares issued under this Plan.  Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Restricted Stock Units and shall, when issued, reduce the number of Shares available under Section 5.

SECTION 13.                     LEGAL AND REGULATORY REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Corporation’s securities may then be listed, and the Corporation has obtained the approval or favorable ruling from any governmental agency which the Corporation determines is necessary or advisable.  The Corporation shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Corporation has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Corporation’s counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.

SECTION 14.                     WITHHOLDING TAXES.

(a)          General.  To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Corporation for the satisfaction of any withholding tax obligations that arise in connection with the Plan.  The Corporation shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b)          Share Withholding.  The Corporation may, in its discretion, permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Corporation withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired.  Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.  In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the legally required minimum tax withholding.

SECTION 15.                     TRANSFERABILITY OF AWARDS.

Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee or Board of Directors) expressly provides otherwise, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will or the laws of descent and distribution, incident to divorce, or pursuant to a domestic relations order, if applicable; provided, however, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code.  Any purported sale, assignment, conveyance, gift, pledge, hypothecation or transfer in violation of this Section 15(a) shall be void and unenforceable against the Corporation.

SECTION 16.                     NO EMPLOYMENT RIGHTS.

No provision of the Plan, nor any Award granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee.  The Corporation and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.

SECTION 17.                     APPLICABLE LAW.

The Plan shall be construed and enforced in accordance with the law of the State of Delaware, without reference to its principles of conflicts of law.

SECTION 18.                     DURATION AND AMENDMENTS.

(a)          Term of the Plan. The Plan, as set forth herein, shall terminate automatically on June 9, 2019 and may be terminated on any earlier date pursuant to Subsection (b) below.

(b)          Right to Amend or Terminate the Plan. The Board of Directors may amend or terminate the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant.  An amendment of the Plan shall be subject to the approval of the Corporation’s stockholders only to the extent required by applicable laws, regulations or rules.

(c)           Effect of Termination. No Awards shall be granted under the Plan after the termination thereof.  The termination of the Plan shall not affect Awards previously granted under the Plan.

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SECTION 19.                     EXECUTION.

To record the adoption of the Plan by the Board of Directors, the Corporation has caused its authorized officer to execute the same.

XPLORE TECHNOLOGIES CORP.

By	/s/ Michael J. Rapisand

Name	Michael J. Rapisand

Title	Chief Financial Officer & Corporate Secretary

XPLORE TECHNOLOGIES CORP.
2009 STOCK INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

You have been granted the following Option to purchase Common Stock of XPLORE TECHNOLOGIES CORP. (the “Corporation”) under the Corporation’s 2009 Stock Incentive Plan (the “Plan”):

Name of Optionee:	[Name of Optionee]

Total Number of Option Shares Granted:	[Total Number of Shares]

Type of Option:	☐ Incentive Stock Option

☐ Nonstatutory Stock Option

Exercise Price Per Share:

$[                     ] (The Exercise Price per Share of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value. If Optionee is a Ten-Percent Stockholder, the Exercise Price per Share of an ISO must be at least one hundred ten percent (110%) of Fair Market Value.)

Grant Date:	[Date of Grant]

Vesting Commencement Date:	[Vesting Commencement Date]

Vesting Schedule:

This Option becomes exercisable with respect to one-third (1/3) of the Shares subject to this Option, respectively, for each of the three successive 12-month periods of continuous Service as an Employee, Director or Consultant beginning as of the Vesting Commencement Date.

Expiration Date:	[Expiration Date] This Option expires earlier if your Service terminates earlier, as described in the Stock Option Agreement.

By your signature and the signature of the Corporation’s representative below, you and the Corporation agree that this Option is granted under and governed by the terms and conditions of the Plan and the Stock Option Agreement (the “Agreement”), both of which are attached to and made a part of this document.

By signing this document you further agree that the Corporation may deliver by e-mail all documents relating to the Plan or this Award (including without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Corporation is required to deliver to its security holders (including, without limitation, annual reports and proxy statements).  You also agree that the Corporation may deliver these documents by posting them on a website maintained by the Corporation or by a third party under contract with the Corporation.  If the Corporation posts these documents on a website, it will notify you by e-mail.

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OPTIONEE:	XPLORE TECHNOLOGIES CORP.

By:
Optionee’s Signature

Title:
Optionee’s Printed Name

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XPLORE TECHNOLOGIES CORP.
2009 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

Tax Treatment

This Option is intended to be an incentive stock option under Section 422 of the Internal Revenue Code or a nonstatutory option, as provided in the Notice of Stock Option Grant. Even if this Option is designated as an incentive stock option (ISO), it shall be deemed to be a nonstatutory option (NSO) to the extent required by the $100,000 annual limitation under Section 422(d) of the Internal Revenue Code.

Vesting

This Option becomes exercisable in installments, as shown in the Notice of Stock Option Grant. This Option will in no event become exercisable for additional Shares after your Service as an Employee or a Consultant has terminated for any reason.

Term

This Option expires in any event at the close of business at Corporation headquarters on the day before the 10th anniversary of the Grant Date, as shown on the Notice of Stock Option Grant (5th anniversary for a more than 10% stockholder as provided under the Plan if this is an incentive stock option). This Option may expire earlier if your Service terminates, as described below.

Regular Termination

If your Service terminates for any reason except death or “Total and Permanent Disability” (as defined below), then this Option will expire at the close of business at Corporation headquarters on the date three (3) months after the date your Service terminates (or, if earlier, the Expiration Date). The Corporation determines when your Service terminates for this purpose and all purposes under the Plan and its determinations are conclusive and binding on all persons.

Death

If your Service terminates because of death, then this Option will expire at the close of business at Corporation headquarters on the date 12 months after the date your Service terminates (or, if earlier, the Expiration Date). During that period of up to 12 months, your estate or heirs may exercise the Option.

Disability

If your Service terminates because of your Total and Permanent Disability, then this Option will expire at the close of business at Corporation headquarters on the date 12 months after the date your Service terminates (or, if earlier, the Expiration Date).

“Total and Permanent Disability” means you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as determined by the Corporation.

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Leaves of Absence

For purposes of this Option, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Corporation in writing and if continued crediting of Service is required by the terms of the leave or by applicable law. But your Service terminates when the approved leave ends, unless you immediately return to active work.

If you go on a leave of absence, then the vesting schedule specified in the Notice of Stock Option Grant may be adjusted in accordance with the Corporation’s leave of absence policy or the terms of your leave. If you commence working on a part-time basis, then the vesting schedule specified in the Notice of Stock Option Grant may be adjusted in accordance with the Corporation’s part-time work policy or the terms of an agreement between you and the Corporation pertaining to your part-time schedule.

Restrictions on Exercise

The Corporation will not permit you to exercise this Option if the issuance of Shares at that time would violate any law or regulation. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of the Corporation stock pursuant to this Option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Corporation stock as to which such approval shall not have been obtained.

Notice of Exercise

When you wish to exercise this Option you must provide a Notice of Exercise form in accordance with such procedures as are established by the Corporation and communicated to you from time to time. Any notice of exercise must specify how many Shares you wish to purchase and how your Shares should be registered. The notice of exercise will be effective when it is received by the Corporation. If someone else wants to exercise this Option after your death, that person must prove to the Corporation’s satisfaction that he or she is entitled to do so.

Form of Payment

When you submit your Notice of Exercise form, you must include payment of the Option exercise price for the Shares you are purchasing. Payment may be made by your personal check, a cashier’s check or a money order. With the Corporation’s consent and subject to the Corporation’s sole discretion, payment may be made in the following alternative form(s):

•

Certificates for Shares that you own, along with any forms needed to effect a transfer of those Shares to the Corporation. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Option exercise price. Instead of surrendering Shares, you may attest to the ownership of those Shares on a form provided by the Corporation and have the same number of Shares subtracted from the Shares issued to you upon exercise of the Option. However, you may not surrender, or attest to the ownership of Shares in payment of

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the exercise price if your action would cause the Corporation to recognize a compensation expense (or additional compensation expense) with respect to this Option for financial reporting purposes.

•

By delivery on a form approved by the Corporation of an irrevocable direction to a securities broker approved by the Corporation to sell all or part of the Shares that are issued to you when you exercise this Option and to deliver to the Corporation from the sale proceeds an amount sufficient to pay the Option exercise price and any withholding taxes. The balance of the sale proceeds, if any, will be delivered to you. The directions must be given by providing a notice of exercise form approved by the Corporation.

•

By delivery on a form approved by the Corporation of an irrevocable direction to a securities broker or lender approved by the Corporation to pledge Shares that are issued to you when you exercise this Option as security for a loan and to deliver to the Corporation from the loan proceeds an amount sufficient to pay the Option exercise price and any withholding taxes. The directions must be given by providing a notice of exercise form approved by the Corporation.

	•	Any other form permitted by the Committee or the Board of Directors in their discretion.

Notwithstanding the foregoing, payment may not be made in any form that is unlawful, as determined by the Committee or the Board of Directors in their discretion.

Withholding Taxes and Stock Withholding

You will not be allowed to exercise this Option unless you make arrangements acceptable to the Corporation to pay any withholding taxes that may be due as a result of this award or the Option exercise. You also authorize the Corporation, or your actual employer, to satisfy all withholding obligations of the Corporation or your actual employer from your wages or other cash compensation payable to you by the Corporation or your actual employer.

Restrictions on Resale

You agree not to sell any Shares at a time when applicable laws, Corporation policies or an agreement between the Corporation and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Corporation may specify.

Transfer of Option

Only you can exercise this Option prior to your death. You may not sell, transfer, assign, pledge or otherwise dispose of this Option, other than as designated by you by will or by the laws of descent and distribution, incident to a divorce, or pursuant to a domestic relations order. For instance, you may not use this Option as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may in any event dispose of this Option in your will.

The Committee or the Board of Directors will allow you to transfer this

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Option only if both you and the transferee(s) execute the forms prescribed by the Committee, which include the consent of the transferee(s) to be bound by this Agreement.

Retention Rights

Neither your Option nor this Agreement gives you the right to be employed or retained by the Corporation or a subsidiary of the Corporation in any capacity. The Corporation and its subsidiaries reserve the right to terminate your Service at any time, with or without cause.

Stockholder Rights

Your Options carry neither voting rights nor rights to dividends. You, or your estate or heirs, have no rights as a stockholder of the Corporation unless and until you have exercised this Option by giving the required notice to the Corporation and paying the exercise price. No adjustments will be made for dividends or other rights if the applicable record date occurs before you exercise this Option, except as described in the Plan.

Adjustments

In the event of a stock split, a stock dividend or a similar change in Corporation Shares, the number of Shares covered by this Option and the exercise price per Share shall be adjusted pursuant to the Plan.

Successors and Assigns

The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by, the Corporation’s successors and assigns. Your rights and obligations under this Agreement may only be assigned with the prior written consent of the Corporation.

Notice

Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following mailing with postage and fees prepaid, addressed to the other party hereto at the address last known in the Corporation’s records or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to their choice-of-law provisions).

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference. In the event of any inconsistency between the Plan and this Agreement, the Plan shall govern. All capitalized terms in the Agreement shall have the meanings assigned to them in the Plan. This Agreement and the Plan constitute the entire understanding between you and the Corporation regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded. This Agreement may be amended only by another written agreement, signed by both parties.

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BY SIGNING THE NOTICE OF STOCK OPTION GRANT

ATTACHED TO THIS AGREEMENT,

YOU AGREE TO ALL OF THE TERMS AND CONDITIONS

DESCRIBED ABOVE AND IN THE PLAN.

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XPLORE TECHNOLOGIES CORP.
2009 STOCK INCENTIVE PLAN

NOTICE OF EXERCISE OF STOCK OPTION

You must sign this Notice on the last page
before submitting it to the Corporation

OPTIONEE INFORMATION:

Name:	Social Security Number:

Address:	Employee Number:

OPTION INFORMATION:

Date of Grant: , 20	Type of Stock Option:
Exercise Price per Share: $	☐	Nonstatutory (NSO)
Total number of Shares of XPLORE TECHNOLOGIES CORP. (the “Corporation”) covered by option:	☐	Incentive (ISO)

EXERCISE INFORMATION:

Number of Shares of the Corporation for which option is being exercised now:                      . (These Shares are referred to below as the “Purchased Shares.”)

Total exercise price for the Purchased Shares: $

Form of payment enclosed:

☐	Check for $ , payable to “Xplore Technologies Corp.”

Name(s) in which the Purchased Shares should be registered
[please check one box]:

☐	In my name only

☐	In the names of my spouse and myself as community property	My spouse’s name (if applicable):

☐	In the names of my spouse and myself as joint tenants with the right of survivorship

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☐	In the name of an eligible revocable trust	Full legal name of revocable trust:

The certificate for the Purchased Shares should be sent to the following address:

ACKNOWLEDGMENTS:

1.	I understand that all sales of Purchased Shares are subject to compliance with the Corporation’s policy on securities trades.

2.	I hereby acknowledge that I received and read a copy of the prospectus describing the Corporation’s 2009 Stock Incentive Plan and the tax consequences of an exercise.

3.

In the case of a nonstatutory option (NSO), I understand that I must recognize ordinary income equal to the spread between the fair market value of the Purchased Shares on the date of exercise and the exercise price. I further understand that I am required to pay withholding taxes at the time of exercising a nonstatutory option.

4.

In the case of an incentive stock option (ISO), I agree to promptly notify the Corporation if I dispose of the Purchased Shares before I have met both of the tax holding periods applicable to incentive stock options (that is, if I make a disqualifying disposition).

5.

I acknowledge that the Corporation has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust that does not satisfy the requirements of the Internal Revenue Service (i.e., a trust that is not an eligible revocable trust), I also acknowledge that the transfer will be treated as a “disposition” for incentive stock option tax purposes. As a result, the favorable incentive stock option tax treatment will be unavailable and other unfavorable tax consequences may occur.

SIGNATURE AND DATE:

, 20

2

XPLORE TECHNOLOGIES CORP.
2009 STOCK INCENTIVE PLAN

NOTICE OF RESTRICTED SHARE AWARD

You have been granted the following Restricted Shares of Common Stock of XPLORE TECHNOLOGIES CORP. (the “Corporation”) under the Corporation’s 2009 Stock Incentive Plan (the “Plan”):

Date of Grant:	[Date of Grant]

Name of Recipient:	[Name of Recipient]

Total Number of Shares
Granted:	[Total Shares]

Fair Market Value per Share:	$[Value per Share]

Total Fair Market Value
of Award:	$[Total Value]

Vesting Commencement Date:	April 1, 2009

Vesting Schedule:

One hundred percent (100%) of the Shares subject to this Award vest as of March 31, 2010, provided that the recipient’s Service as an Employee, Director or Consultant is continuous during the period that begins on the Vesting Commencement Date and ends on March 31, 2010.

By your signature and the signature of the Corporation’s representative below, you and the Corporation agree that these Restricted Shares are granted under and governed by the terms and conditions of the Plan and the Restricted Share Agreement (the “Agreement”), both of which are attached to and made a part of this document.

By signing this document you further agree that the Corporation may deliver by e-mail all documents relating to the Plan or this Award (including without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Corporation is required to deliver to its security holders (including, without limitation, annual reports and proxy statements).  You also agree that the Corporation may deliver these documents by posting them on a website maintained by the Corporation or by a third party under contract with the Corporation.  If the Corporation posts these documents on a website, it will notify you by e-mail.

[NAME OF RECIPIENT]	XPLORE TECHNOLOGIES CORP.

By:

Title:

1

XPLORE TECHNOLOGIES CORP.

2009 STOCK INCENTIVE PLAN

RESTRICTED SHARE AGREEMENT

Payment for Shares	No cash payment is required for the Shares you receive. You are receiving the Shares in consideration for Services rendered by you.

Vesting

The Shares that you are receiving will not vest until the date(s) specified on the Notice of Restricted Share Award. Therefore, if you are subject to U.S. federal income tax, you should consider making an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (“83(b) Election”), a form for which is attached as Exhibit A to this Agreement. The 83(b) Election must be filed within thirty (30) days of the Date of Grant.

YOU SHOULD CONSULT A TAX AND/OR FINANCIAL ADVISOR BEFORE FILING AN 83(b) ELECTION.

Except as provided below, no Shares vest after your Service as an Employee, Director or Consultant has terminated for any reason.

Vesting upon Death or Termination Not for Cause

In the event of your death or your “Termination Not for Cause” (as defined below), a portion of the Shares subject to this Agreement shall vest on a pro rata basis. For this purpose, the pro ration shall be determined by multiplying the number of Shares granted herein by a fraction the numerator of which is the number of months of your Service during the twelve (12)-month period beginning on the Vesting Commencement Date specified on the Notice of Restricted Share Award and the denominator of which is twelve (12), and rounding down to the next whole number.

“Termination Not for Cause” means a Corporation-initiated separation from Service for reason other than willful misconduct or activity deemed detrimental to the interests of the Corporation, provided that you execute a general release acceptable to the Corporation.

Shares Restricted

Unvested Shares will be considered “Restricted Shares.” Except to the extent permitted by the Committee or the Board of Directors, you may not sell, transfer, assign, pledge or otherwise dispose of Restricted Shares.

Forfeiture

If your Service terminates for any reason, then your Restricted Shares will be forfeited to the extent that they have not vested before the termination date and do not vest as a result of termination. This means that the unvested Restricted Shares will immediately revert to the Corporation and the certificate(s) for those Shares shall be

1

delivered to the Corporation properly endorsed for transfer (but such Shares will be deemed forfeited whether or not the certificate(s) therefor have been delivered). You receive no payment for Restricted Shares that are forfeited. The Corporation determines when your Service terminates for this purpose and all purposes under the Plan and its determinations are conclusive and binding on all persons.

Any Shares or other property (including money paid other than as an ordinary cash dividend) issued as a dividend or other distribution on, in exchange for or upon the conversion of such unvested Restricted Shares are subject to these forfeiture provisions along with such Shares. Such Shares or other property, together with your unvested Restricted Shares, are termed “Subject Shares.”

Escrow of Shares

To ensure that your Subject Shares are delivered to the Corporation in the event that the Forfeiture provisions apply, you agree that upon issuance, the certificate(s) for the Subject Shares shall be deposited with the Escrow Agent named in the Joint Escrow Instructions attached as Exhibit B, together with an Assignment Separate from Certificate executed by you (with date and number of shares in blank) in the form attached as Exhibit C. The certificate(s) evidencing your Subject Shares and the Assignment Separate from Certificate shall be delivered to the Escrow Agent and held under the Joint Escrow Instructions, which shall be delivered to the Escrow Agent at the Closing under this Agreement.

Leaves of Absence

For purposes of this award, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Corporation in writing and if continued crediting of Service is required by the terms of the leave or by applicable law. But your Service terminates when the approved leave ends, unless you immediately return to active work.

If you go on a leave of absence, then the vesting schedule specified in the Notice of Restricted Share Award may be adjusted in accordance with the Corporation’s leave of absence policy or the terms of your leave. If you commence working on a part-time basis, then the vesting schedule specified in the Notice of Restricted Share Award may be adjusted in accordance with the Corporation’s part-time work policy or the terms of an agreement between you and the Corporation pertaining to your part-time schedule.

Stock Certificates

The certificates for the Restricted Shares have stamped on them a special legend referring to the forfeiture restrictions. As your vested percentage increases, you may request (at reasonable intervals) that the Corporation release to you a non-legended certificate for your vested Shares.

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Shareholder Rights

During the period of time between the date of grant and the date the Restricted Shares become vested, you shall have all the rights of a shareholder with respect to the Restricted Shares except for the right to transfer the Restricted Shares, as set forth above. Accordingly, you shall have the right to vote the Restricted Shares and to receive any cash dividends paid with respect to the Restricted Shares.

Withholding Taxes

No Shares will be released to you unless you have made arrangements acceptable to the Corporation to pay withholding taxes that may be due as a result of this Award or the vesting of the Shares. You also authorize the Corporation, or your actual employer, to satisfy all withholding obligations of the Corporation or your actual employer from your wages or other cash compensation payable to you by the Corporation or your actual employer.

Restrictions On Resale

You agree not to sell any Shares at a time when applicable laws, Corporation policies or an agreement between the Corporation and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Corporation may specify.

No Retention Rights

Neither your award nor this Agreement gives you the right to be employed or retained by the Corporation or a subsidiary of the Corporation in any capacity. The Corporation and its subsidiaries reserve the right to terminate your Service at any time, with or without cause.

Adjustments to Stock

In the event of a stock split, a stock dividend or a similar change in Shares, or a merger or a reorganization of the Corporation, the number of Shares covered by this Agreement may be adjusted pursuant to the Plan.

Additional or Exchanged Securities and Property

The Restricted Shares subject to this Agreement shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Corporation is subject to such corporate activity. Any securities or other property issued as a dividend or other distribution on, in exchange for or upon the conversion of Restricted Shares (including money paid other than as an ordinary cash dividend) shall be subject to the provisions of this Agreement, including the forfeiture provisions and escrow requirement, and such provisions may be enforced by the Corporation’s successors.

Successors and Assigns	The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by, the Corporation’s successors and assigns. Your rights and obligations under this Agreement may only be

3

assigned with the prior written consent of the Corporation.

Notice

Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following mailing with postage and fees prepaid, addressed to the other party hereto at the address last known in the Corporation’s records or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to their choice-of-law provisions).

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference. In the event of any inconsistency between the Plan and this Agreement, the Plan shall govern. Certain capitalized terms in this Agreement shall have the meanings assigned to them in the Plan. This Agreement and the Plan constitute the entire understanding between you and the Corporation regarding this Award. Any prior agreements, commitments or negotiations concerning this Award are superseded. This Agreement may be amended only by another written agreement, signed by both parties.

BY SIGNING THE NOTICE OF RESTRICTED SHARE AWARD

ATTACHED TO THIS AGREEMENT,

YOU AGREE TO ALL OF THE TERMS AND CONDITIONS

DESCRIBED ABOVE AND IN THE PLAN.

4

XPLORE TECHNOLOGIES CORP.

2009 STOCK INCENTIVE PLAN

RESTRICTED SHARE AGREEMENT

EXHIBIT A

STEP-BY-STEP INSTRUCTIONS TO
MAKE A SECTION 83(b) ELECTION

WORD OF CAUTION:  IF YOU CHOOSE TO FILE A SECTION 83(b) ELECTION, YOU MUST FILE YOUR SECTION 83(b) ELECTION FORM WITH THE IRS NO LATER THAN 30 DAYS FOLLOWING THE DATE OF AWARD. THE 30-DAY DEADLINE IS ABSOLUTE AND CANNOT BE WAIVED UNDER ANY CIRCUMSTANCES. ALSO, ONCE FILED, YOUR SECTION 83(b) ELECTION FORM MAY NOT BE REVOKED, EXCEPT WITH THE CONSENT OF THE IRS (WHICH CONSENT IS GENERALLY DENIED).

THESE INSTRUCTIONS ARE DISTRIBUTED MERELY FOR CONVENIENCE IN THE EVENT YOU CHOOSE TO FILE AN 83(b) ELECTION.  THEY SHOULD NOT BE RELIED UPON BY ANY PERSON IN DECIDING WHETHER OR WHEN TO MAKE AN 83(b) ELECTION.  EACH PERSON SHOULD CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THESE MATTERS.

Step 1.

Complete and execute the 83(b) Form found on page A-4 of this Exhibit A (the “83(b) Form”).  Do not fill in the blank in paragraph 6, which relates to the fair market value of the property at the time of transfer.  Submit the 83(b) Form to the Corporation and ask that the Corporation insert the per share fair market value of the shares in paragraph 6 of the 83(b) Form.

Step 2.	Make four copies of the executed and completed 83(b) Form.

Step 3.

Mail to the Internal Revenue Service (a) the cover letter on page A-3 and (b) the original executed 83(b) Form on page A-4.  The tax, if any, arising out of your election does not have to be paid until you file your tax return for the taxable year in which you were awarded your Restricted Shares (except to the extent that withholding taxes or estimated taxes are payable).  The forms must be filed no later than 30 days following the Date of Award.  The 30-day deadline is absolute and cannot be waived under any circumstances.  The filing is deemed to be made on the date that the forms are mailed from the post office, i.e., the postmark date.  Mail the forms by registered or certified mail, return receipt requested, so that you have proof that you filed the forms within the 30-day period.  If you miss the deadline, you will be taxed on your Restricted Shares as they vest (i.e., are no longer be subject to the forfeiture provisions) based on the value of the Restricted Shares at that time.  You should seek local tax advice on whether you must make a separate filing with your state of residence.

Step 4.

Mail or submit a copy of the filing to the Corporation on the same day that you file the 83(b) Form, and make sure that you retain copies of the forms for your records and for filing with your tax returns (see Step 5).

Step 5.	File copies of the forms with your U.S. federal tax (and state tax, if appropriate) returns for the taxable year in which you were awarded your Restricted Shares.

[Name of Offeree]
[Offeree’s Address]

[Date]

VIA CERTIFIED MAIL

Return Receipt Requested

Receipt [enter receipt # here]

Internal Revenue Service Center

[Appropriate IRS center address]

Re:          Election Under Section 83(b) of the Internal Revenue Code

Ladies and Gentlemen:

Enclosed please find an executed form of election under Section 83(b) of the Internal Revenue Code of 1986 relating to the issuance of                      shares of XPLORE TECHNOLOGIES CORP. Common Stock.

Also enclosed is a copy of the 83(b) election and a stamped, self-addressed envelope.  Please acknowledge receipt of these materials by stamping the enclosed copy of the 83(b) election with the date of receipt and returning it to me.

Thank you for your attention to this matter.

Very truly yours,

[Name of Offeree]

Enclosures

cc:  Xplore Technologies Corp. w/ encs.

SECTION 83(b) ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code of 1986, as amended, pursuant to Treasury Regulation section 1.83-2.

1.             The taxpayer who performed the services is:

Name of Offeree:

Offeree’s Address:

Offeree’s Social Security Number:

2.             The property with respect to which the election is being made is                            shares of common stock of XPLORE TECHNOLOGIES CORP., a Delaware corporation (the “Corporation”).

3.             The property was transferred on                               , 20    .  (Date of Award)

4.             The taxable year in which the election is being made is the calendar year 20    .

5.             If for any reason the taxpayer’s service with the Corporation is terminated, the property is subject to forfeiture to the Corporation.  The forfeiture condition lapses on March 31, 2010.

6.             The Fair Market Value of the property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $               per share.

7.             The property was acquired in consideration for past services rendered to the issuer.

8.             A copy of this statement was furnished to the Corporation for whom the taxpayer rendered the service underlying the transfer of property.

9.             This statement is executed as of                                       , 20    .

Spouse (if any)	[Name of Offeree]: Taxpayer

XPLORE TECHNOLOGIES CORP.

2009 STOCK INCENTIVE PLAN

RESTRICTED SHARE AGREEMENT

EXHIBIT B

JOINT ESCROW INSTRUCTIONS
                    , 20

To Secretary
XPLORE TECHNOLOGIES CORP.
[Address of Corporation]

Dear Sir or Madam:

As Escrow Agent for XPLORE TECHNOLOGIES CORP. (the “Corporation”), and [Name of Offeree] (“Offeree”), you are authorized and directed to hold the Assignment Separate from Certificate form(s) executed by Offeree and the certificate(s) of stock representing Offeree’s unvested shares acquired in accordance with the terms of the Restricted Share Agreement (the “Agreement”) entered into between the Corporation and Offeree, in accordance with the following instructions:

(i)            In the event that the unvested shares are forfeited pursuant to the forfeiture provisions of the Agreement, Offeree and the Corporation hereby irrevocably authorize and direct you to close the transaction contemplated, and to promptly deliver the stock certificates.

(ii)           Upon a forfeiture, you are directed (a) to date the Assignment Separate from Certificate form(s) necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the form(s), together with the certificate or certificates evidencing the shares to be transferred, to the Corporation.  The Corporation shall make no payment to you for the shares that are forfeited pursuant to the Forfeiture Condition.

(iii)          Offeree irrevocably authorizes the Corporation to deposit with you any certificates evidencing shares to be held by you under this letter and any additions and substitutions to the shares as defined in the Agreement.  Offeree irrevocably appoints you as his or her attorney-in-fact and agent for the term of this escrow to execute, with respect to the shares of stock, all documents necessary or appropriate to make such securities negotiable and to complete any transaction contemplated by these Joint Escrow Instructions.  Subject to the provisions of this paragraph (iii) and the Agreement, Offeree shall exercise all rights and privileges, including but not limited to, the right to vote and to receive ordinary cash dividends (if any), of a stockholder of the Corporation while the shares are unvested and held by you.

(iv)          In accordance with the terms of the Agreement, you may, from time to time, deliver to Offeree a certificate or certificates representing shares that are no longer unvested and subject to forfeiture under the Agreement.

(v)           This escrow shall terminate upon the release of all shares held under the terms and provisions hereof.

(vi)          If at the time of termination of this escrow you should have in your possession any documents, securities or other property belonging to Offeree, you shall deliver them to Offeree and shall be discharged from all further obligations under these Joint Escrow Instructions.

(vii)         Your duties under these Joint Escrow Instructions may be altered, amended, modified or revoked only by a writing signed by all of the parties.

(viii)        You shall be obligated to perform the duties described in these Joint Escrow Instructions and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties.  You shall not be personally liable for any act or omission as Escrow Agent or as attorney-in-fact of Offeree while acting in good faith and in the exercise of your own good judgment, and any act or omission by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

(ix)           You are expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are expressly authorized to comply with and obey orders, judgments or decrees of any court.  In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties under these Joint Escrow Instructions or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

(x)            You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for under these Joint Escrow Instructions.

(xi)           You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

(xii)          You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations under these Joint Escrow Instructions and may rely upon the advice of such counsel.

(xiii)         Your responsibilities as Escrow Agent under these Joint Escrow Instructions shall terminate if you shall cease to be employed by the Corporation or if you shall resign by written notice of each party.  In the event of any such termination, the Corporation shall appoint any officer of the Corporation as successor Escrow Agent.

(xiv)        If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations under these Joint Escrow Instructions, the parties shall furnish such instruments.

(xv)         It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you under these Joint Escrow Instructions, you are authorized and directed to retain in your possession without liability to anyone all or any part of the securities until the dispute is settled either by mutual written agreement of the parties or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected.  You are under no duty whatsoever to institute or defend against any such proceedings.

(xvi)        Any notice required or permitted under these Joint Escrow Instructions shall be given in writing and will be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties.

(xvii)       By signing these Joint Escrow Instructions, you become a party only for the purpose of these Joint Escrow Instructions; you do not become a party to the Agreement.

(xviii)      This instrument shall be governed by and construed in accordance with the laws of the State of Delaware.

(xix)         This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Very truly yours,

XPLORE TECHNOLOGIES CORP.

By

Its

ESCROW AGENT:	[Name of Offeree] (PURCHASER)

Signature	Signature

XPLORE TECHNOLOGIES CORP.

2009 STOCK INCENTIVE PLAN

RESTRICTED SHARE AGREEMENT

EXHIBIT C

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, [Name of Offeree] sells, assigns and transfers to XPLORE TECHNOLOGIES CORP. (the “Corporation”) or its assignee [print the number of shares] ([# of shares]) shares of the Common Stock of the Corporation (the “Shares”), standing in his or her name on the books of the Corporation represented by Certificate No.                      and irrevocably constitutes and appoints [Name/Title of Escrow Agent] as Attorney to transfer the Shares on the books of the Corporation with full power of substitution in the premises.

Dated:                              ,         .

[NAME OF PURCHASER]

(Signature)

Spousal Consent (if applicable)

                                       (Offeree’s spouse) indicates by the execution of this Assignment his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the Shares.

Printed Name

Signature

INSTRUCTIONS:  PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE.  THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE CORPORATION TO EXERCISE ITS “RIGHTS” UPON A FORFEITURE AS SET FORTH IN THE RESTRICTED SHARE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES.

C-1